Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

December 13, 2018

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re: Financial Investors Trust (the “Registrant”)
File Nos. 33-72424, 811-8194

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated December 4, 2018, to the prospectus dated June 29, 2018, with respect to the Registrant. The purpose of this filing is to submit the 497(e) filing dated December 4, 2018 in XBRL for the Registrant.

The SEC Staff is requested to address any comments on this filing to me at 720.917.0785.

Sincerely,

/s/ Karen Gilomen

Karen Gilomen

Secretary

Enclosure

cc:Peter H. Schwartz, Esq.
Davis Graham & Stubbs LLP